UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 17, 2009 (September 15, 2009)

GOLDLEAF FINANCIAL SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-25959	62-1453841
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

350 Technology Parkway, Suite 200, Norcross, Georgia 30071

(Address of Principal Executive Offices)

678-966-0844

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Additional Information and Where to Find It

This current report on Form 8-K may be deemed solicitation material in respect to the proposed acquisition of Goldleaf Financial Solutions, Inc. by Jack Henry & Associates, Inc.  In connection with the acquisition, Goldleaf filed with the Securities and Exchange Commission a definitive proxy statement and other relevant materials.  The information contained in this communication is not complete and may be changed.  Before making any voting or investment decisions, Goldleaf encourages shareholders and investors to read its definitive proxy statement and any relevant materials filed with the Securities and Exchange Commission because they will contain important information about Goldleaf and its proposed acquisition by Jack Henry.  The definitive proxy statement was  mailed to Goldleaf’s shareholders of record as of August 28, 2009.  Shareholders and investors can obtain the definitive proxy statement and other relevant documents free of charge at the SEC’s web site, http://www.sec.gov or by contacting Goldleaf’s Director of Investor Relations at (678) 966-0844.

Participants in Solicitation

Goldleaf and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Goldleaf common stock in respect of the proposed transaction.  Information about the directors and executive officers of Goldleaf is set forth in its proxy statement for its 2009 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on April 21, 2009, in Goldleaf’s definitive proxy statement filed with the Securities and Exchange Commission in connection with the proposed acquisition on September 8, 2009 and in any additional materials filed or to be filed by Goldleaf with the Securities and Exchange Commission that is or will be identified as solicitation material.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 15, 2009, Goldleaf Financial Solutions, Inc. (the “Company”) received a letter from The Nasdaq Stock Market, Inc. (“Nasdaq”) notifying the Company of its failure to maintain a minimum closing bid price of $1.00 over the preceding 30 consecutive trading days for its common stock as required by Nasdaq Marketplace Rule 5450(a)(1).

The letter stated that the Company had a grace period ending on March 15, 2010 to demonstrate compliance with the rule by maintaining a minimum closing bid price of at least $1.00 for a minimum of 10 consecutive trading days.  If the Company does not regain compliance with the minimum bid price rule by March 15, 2010, Nasdaq will issue a formal notice that the Company’s common stock is subject to delisting.  The Company has not been in compliance with the minimum bid price requirement since December 2008, but has not been subject to the delisting process prior to this time due to Nasdaq’s suspension of the minimum closing bid price requirements from October 2008 through the end of July 2009.

At this time, the Company does not intend to take any action with regard to its receipt of the deficiency letter from Nasdaq because, assuming the Company receives shareholder approval at its September 29, 2009 special meeting, the Company anticipates that it will apply to delist its common stock from the Nasdaq Global Market as a part of its merger with Jack Henry & Associates, Inc.

A copy of the press release issued by the Company on September 17, 2009 announcing the receipt of this letter from Nasdaq is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 8.01  Other Events

See Item 3.01.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit
99.1	Press Release dated September 17, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDLEAF FINANCIAL SOLUTIONS, INC.

	By:	/s/ Scot Kees
	Name:	Scot Kees
	Title:	General Counsel
Date: September 17, 2009